UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  August 28, 2008

Commission file number 0-21513

DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7272 Pinemont, Houston, Texas 77040
(Address of principal executive offices)
_________________________

Registrant’s telephone number, including area code:
(713) 996-4700
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  Completion of Acquisition or Disposition of Assets

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 29, 2008 (the “Initial Form 8-K”), on August 28, 2008, the Registrant completed its acquisition of 100% of the outstanding equity securities of Vertex Corporate Holdings, Inc. (“Vertex”) from the stockholders (the “Sellers”) of Vertex, pursuant to a Stock Purchase Agreement (the “Agreement”) among the Registrant and the Sellers dated as of August 28, 2008.  The Initial Form 8-K is incorporated by reference herein.

The purchase price paid on August 28, 2008 ($67,000,000, including estimated acquisition costs) is subject to post closing adjustments based on the “Closing Working Capital” (as defined in the Agreement) of the acquired business at August 28, 2008.

This Form 8-K/A is being filed to amend Item 9.01 of the Initial Form 8-K.  This amendment provides the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by 9.01(b), which financial statements and information were not included in the Initial Form 8-K pursuant to applicable regulation.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired

The required audited financial statements of Vertex as of May 3, 2008 and April 28, 2007 and for the years ended May 3, 2008 and April 28, 2007 are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

The required unaudited interim financial statements of Vertex as of July 5, 2008 and June 30, 2007 and for the six months ended July 5, 2008 and June 30, 2007 are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

(b)  Pro Forma Financial Information

The required pro forma financial information of the Registrant as of and for the six months ended June 30, 2008 and the year ended December 31, 2007 is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

(d)	Exhibits.

Exhibit 10.1   Definitive Agreement, dated as of August 28, 2008, whereby DXP Enterprises entered into an agreement to acquire Vertex, (incorporated by reference to the Registrant’s Current Report on Form 8-K filed August 29, 2008).

Exhibit 23.1Consent of Independent Public Accounting Firm.

Exhibit 99.1 Consolidated audited financial statements of Vertex as of May 3, 2008 and April 28, 2007 and for the years ended May 3, 2008 and April 28, 2007.

Exhibit 99.2Consolidated interim financial statements of Vertex as of July 5, 2008 and June 30, 2007 and for the six months ended July 5, 2008 and June 30, 2007.

Exhibit 99.3Pro forma financial information of the registrant as of and for the six months ended June 30, 2008 and the year ended December 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           DXP ENTERPRISES, INC.
November 12, 2008                                                                By:    /s/ MAC MCCONNELL
Mac McConnell
Senior Vice President and Chief Financial Officer